UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 3, 2023

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered:
Common Stock, No Par Value	FBNC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp
INDEX

Page

Item 2.01 - Completion of Acquisition or Disposition of Assets	3

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

Exhibit 99.1 News Release dated January 3, 2023	5

Item 2.01 – Completion of Acquisition or Disposition of Assets

First Bancorp, the holding company for First Bank, Southern Pines, North Carolina, announced today that effective as of January 1, 2023, First Bancorp completed its acquisition by merger of GrandSouth Bancorporation (“GrandSouth”), the holding company for GrandSouth Bank, Greenville, South Carolina (the “Merger”). GrandSouth merged with and into First Bancorp, with First Bancorp as the surviving corporation. The Merger was completed pursuant to an Agreement and Plan of Merger and Reorganization, dated June 21, 2022 (the “Merger Agreement”).

First Bancorp’s press release, dated January 3, 2023, is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Agreement and Plan of Merger and Reorganization between First Bancorp and GrandSouth, dated June 21, 2022 (the “Merger Agreement”), First Bancorp agreed to appoint two directors of GrandSouth to the boards of directors of First Bancorp and First Bank. Accordingly, Mason Y. Garrett, the former Chairman and Chief Executive Officer of GrandSouth, and J. Randolph Potter were appointed to the boards of directors of First Bancorp and First Bank, effective January 1, 2023. They have also been appointed to serve as members of First Bancorp’s Executive and Loan Committee, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Both boards have been expanded to 17 members.

Other than their appointment pursuant to the Merger Agreement, there have been no transactions, nor are there any currently proposed transactions, in which First Bancorp has or is to be a participant and the amount involved exceeds $120,000 and in which Mr. Garrett or Mr. Potter had or will have a direct or indirect material interest.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated January 3, 2023, announcing the completion of the acquisition of GrandSouth Bancorporation

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

January 3, 2023	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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